POWER OF ATTORNEY


I hereby constitute and
appoint each of Gregory B.
McShea, Anne S. Kochevar,
Heidemarie Gregoriev, Lisa
G. Mrozek and Randolph L.
Kohn, signing singly, my
true and lawful attorney-
in-fact to:

(1) execute for and on my
behalf, in my capacity as a
trustee, officer, or other
reporting person of Western
Asset/Claymore U.S. Treasury
Inflation Protected Securities
Fund and any other registered
closed-end investment company
advised or sub-advised from
time to time by Western Asset
Management Company (each a
"Fund"), Forms 3, 4 and 5 in
accordance with Section 16(a)
of the Securities and Exchange
Act of 1934, as amended, and
the rules thereunder;

(2) do and perform any and all
acts for and on my behalf that
may be necessary or desirable to
complete and execute any such
Form 3, 4 and 5 and timely file
such form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and

(3) take any other action
of any type whatsoever in
connection with the foregoing
which, in the opinion of
such attorney-in-fact, may be
to my benefit, in my best
interest, or that I am legally
required to do, it being
understood that the documents
executed by such attorney-in-fact
on my behalf pursuant to this
Power of Attorney shall be in
such form and shall contain such
terms and conditions as such
attorney-in-fact may approve
in such attorney-in-fact's
discretion.

I hereby grant to each such
attorney-in-fact full power
and authority to do and perform any
and every act and thing whatsoever
requisite, necessary, or proper
to be done in the exercise of
any of the rights and powers
herein granted, as fully to all
intents and purposes as I might or
could do if personally present,
with full power of substitution,
resubstitution or revocation,
hereby ratifying and confirming
all that such attorney-in-fact, or
such attorney-in-fact's substitute
or substitutes, shall lawfully do
or cause to be done by virtue of
this power of attorney and the
rights and powers herein granted.
I acknowledge that the
attorneys-in-fact,in serving in
such capacity at my request, are
not assuming, nor is the Fund
assuming, any of my responsibilities
to comply with Section 16 of the
Securities Exchange Act of
1934, as amended, and the rules
thereunder.

This Power of Attorney shall
remain in full force and effect
until I am no longer required to
file Forms 3, 4 and 5 with respect
to my holdings of and transactions
in Fund securities, unless I
earlier revoke it in a signed
writing delivered to the
attorneys-in-fact.

IN WITNESS WHEREOF, I have caused
this Power of Attorney to be
effective as of the 3rd day of
May, 2004


Signature

/s/ Michael Larson